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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report:     June 27, 1996

Date of Earliest Event Reported:   June 12, 1996


                        THE ROUSE COMPANY
     (Exact name of registrant as specified in its charter)

Maryland                      0-1743                52-0735512
(State or other     (Commission File Number)       (IRS Employer
jurisdiction of                                   Indentification
Incorporation)                                        Number)

10275 Little Patuxent Parkway
Columbia, Maryland                                     21044-3456
(Address of principal executive offices)               (Zip code)

Registrant's telephone number,
     including area code:                          (410) 992-6000

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On June 12, 1996, The Rouse Company (the "Company") acquired all the outstanding equity interests in The Hughes Corporation, a Delaware corporation ("THC"), and its affiliated partnership, Howard Hughes Properties, Limited Partnership, a Delaware limited partnership ("HHPLP"), through (i) the merger (the "THC Merger") of THC with and into TRC Acquisition Company I, a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), and (ii) the merger (the "Partnership Merger," and together with the THC Merger, the "Mergers") of TRC Acquisition Company II, a Delaware corporation and a wholly owned subsidiary of the Company ("Partnership Merger Sub"), with and into HHPLP. The Mergers were effected in accordance with the terms of (i) an Agreement and Plan of Merger, dated as of February 22, 1996, as amended May 1, 1996 and May 13, 1996, by and among THC, the Company and Merger Sub and (ii) an Agreement and Plan of Merger, dated as of February 22, 1996, as amended May 1, 1996 and May 13, 1996, by and among HHPLP, the Company and Partnership Merger Sub.

     THC and HHPLP (collectively, "Hughes") are primarily engaged in real estate investment, management and development. Hughes' assets, which are located principally in the Las Vegas, Nevada metropolitan area and, to a lesser extent, in the Los Angeles, California metropolitan area, consist of (i) office buildings, mixed-use industrial properties and retail centers which produced rental revenues, (ii) development properties and (iii) investment properties. At December 31, 1995, Hughes (including its consolidated joint ventures) owned approximately 4,000,000 rentable square feet (including ground leases), 3,155 acres of development properties and approximately 16,263 acres of investment properties.

     At the effective time of the THC Merger (the "Effective Time"), each of the 66,466 shares of Common Stock, par value $1.00 per share, of THC (the "THC Common Stock") outstanding (which shares excluded shares of THC Common Stock held by The Howard Hughes Corporation, an affiliate of THC ("THHC")) was converted into the right to receive (i) 116.495 shares of the Common Stock, par value $0.01 per share ("Rouse Common Stock"), of the Company (the "Exchange Ratio") as of the Effective Time and (ii) additional shares of Rouse Common Stock or, under certain circumstances, Increasing Rate Cumulative Preferred Stock, par value $0.01 per share, of the Company, to be issued during the 14-year period following the Effective Time on the basis of the cash flow generated from, and the appraised value of, certain assets of THC and its subsidiaries (including HHPLP). In addition, the Company will make payments of $10,000,000 relating to THC's Playa Vista business unit, either to certain partnerships or to former holders of THC Common Stock (other than
THHC). The Exchange Ratio was calculated on the basis of each share of Rouse Common Stock being valued at $23.00. 37,362


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shares of THC Common Stock held by THHC were converted at the
Effective Time into the right to receive one share of 10.25% Junior Preferred Stock, 1996 Series, par value $0.01 per share, of the Company. An aggregate of 7,742,956 shares of Rouse Common Stock, or 16.1% of the outstanding shares of Rouse Common Stock immediately prior to the Effective Time, were issued by the Company as of the Effective Time in connection with the THC Merger.

     At the effective time of the Partnership Merger, the 10,000,000 Class 1 Limited Partnership Units of HHPLP outstanding were converted into the right to receive from the Company an aggregate amount of $40,000,000. The Company funded the consideration in the Partnership Merger with cash on hand and borrowings from its credit lines with Kleinwort Benson Ltd., The First National Bank of Chicago and Canadian Imperial Bank of Commerce.

     Prior to the consummation of the Mergers, there were no material relationships between THC, HHPLP and their respective affiliates, on the one hand, and the Company and its affiliates, on the other. No director, officer or material stockholder of the Company owned any equity interests in THC, HHPLP or any of their respective affiliates and, to the Company's knowledge, no director, officer or material equityholder of THC, HHPLP or any of their respective affiliates owned any stock of the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Audited consolidated financial statements of THC and its subsidiaries covering the last three fiscal years are included in the Company's Registration Statement on Form S-4 (File No. 333-1693), as amended (the "Registration Statement"), which became effective on May 14, 1996, and the Proxy Statement/Prospectus, dated May 14, 1996, included in such Registration Statement. Such financial statements are incorporated herein by reference.

          Pursuant to Item 7(a)(4) of the Form 8-K, the Company states that it is impracticable to file the unaudited interim consolidated financial statements of THC and its subsidiaries at the time this report is filed. Such financial statements will be filed on or before August 26, 1996.

     (b)  Pro Forma Financial Information.


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          Pursuant to Item 7(a)(4) of the Form 8-K, the Company
states that it is impracticable to file the required pro forma financial information at the time this report is filed. Such financial statements will be filed on or before August 26, 1996.

     (c)  Exhibits.

          The following documents are filed as exhibits to this report:

          1. Agreement and Plan of Merger, dated as of February 22, 1996, as amended May 1, 1996 and May 13, 1996, by and among The Hughes Corporation, The Rouse Company and TRC Acquisition Company I (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-
               1693) of The Rouse Company).

          2. Agreement and Plan of Merger, dated as of February 22, 1996, as amended May 1, 1996 and May 13, 1996, by and among Howard Hughes Properties, Limited Partnership, The Rouse Company and TRC Acquisition Company II (incorporated by reference to Exhibit
               2.2 to the Registration Statement on Form S-4 (File No. 333-1693) of The Rouse Company).

          3. Contingent Stock Agreement, effective as of January 1, 1996, by The Rouse Company in favor of and for the benefit of the Holders and Representatives named therein (incorporated by reference to Exhibit 2.3 to the Registration Statement on Form S-4 (File No. 333-1693) of The Rouse Company).

          4. Articles of Incorporation of The Rouse Company, as amended and restated, effective May 27, 1988 (the "Charter") (incorporated by reference to the Exhibits to the Form 10-K Annual Report for the fiscal year ended December 31, 1988 of The Rouse Company (Commission File No. 0-1743)).

          5. Articles of Amendment to the Charter of The Rouse Company, effective January 10, 1991 (incorporated by reference to the Exhibits to the Form 10-K Annual Report for the fiscal year ended December 31, 1990 of The Rouse Company (Commission File No. 0-1743)).

          6.   Articles Supplementary to the Charter of The Rouse
               Company, dated February 17, 1993 (incorporated by reference to the Exhibits to the

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               Form 10-K Annual Report for the fiscal year ended
               December 31, 1992 of The Rouse Company (Commission
               File No. 0-1743)).

          7. Articles Supplementary to the Charter of The Rouse Company, dated September 26, 1994 (incorporated by reference to the Exhibits to the Registration Statement on Form S-3 (File No. 33-57707) of The Rouse Company).

          8. Articles Supplementary to the Charter of The Rouse Company, dated December 27, 1994 (incorporated by reference to the Exhibits to the Registration Statement on Form S-3 (File No. 33-57707) of The Rouse Company).

          9. Form of Articles Supplementary to the Charter of The Rouse Company relating to the Increasing Rate Cumulative Preferred Stock, par value $0.01 per share, of The Rouse Company (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-4 (File No. 333-1693) of The Rouse Company).

          10. Form of Articles Supplementary to the Charter of The Rouse Company relating to the 10.25% Junior Preferred Stock, 1996 Series, par value $0.01 per share, of The Rouse Company (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-4 (File No. 333-1693) of The Rouse Company).

          11.  Bylaws of The Rouse Company, as amended September
               22, 1994 (incorporated by reference to the Exhibits to the Form 10-Q Quarterly Report for the quarter ended September 30, 1994 of The Rouse
               Company (Commission File No. 0-1743)).



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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE ROUSE COMPANY



June 27, 1996                 By:   /s/Anthony W. Deering
                                    -------------------------
                                     Anthony W. Deering
                                     President and Chief
                                     Executive Officer



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